UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  February 14, 2012

PARKWAY PROPERTIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	1-11533	74-2123597
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

Bank of America Center, Suite 2400, 390 North Orange Avenue, Orlando, FL 32801
(Address of Principal Executive Offices, including zip code)

(407) 650-0593
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02.                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

2012 Non-Equity Incentive Compensation

On February 14, 2012, the Compensation Committee (the “Committee”) of the Company’s Board of Directors established the performance measures for the Company’s 2012 non-equity incentive awards for officers of the Company.  The annual incentive performance goals are not set forth in a written agreement.

The amount of the non-equity incentive compensation that an officer may receive is based on the achievement of goals related to Company performance as measured by the Company’s modified funds from operations (FFO) per share in 2012.  The Committee has established a threshold and a maximum modified FFO performance goal for 2012.  The Committee has determined that the adjustments to FFO (as computed in accordance with standards established by the National Association of Real Estate Investment Trusts) include, but are not limited to, the amortization of above/below market leases, the expense of acquisition costs, expenses related to the early extinguishment of debt, the expense of original issue cost associated with redemption of preferred stock, the gain or loss on sales, and similar adjustments that may be made in the Committee’s sole discretion.

2012 Discretionary Bonus

The Committee also established the maximum amount of discretionary bonuses for officers of the Company.  Bonuses for 2012 will be awarded at the discretion of the officer’s immediate supervisor or the Committee, as the case may be, after the end of the year.

The following table lists the maximum cash bonuses and non-equity incentive compensation that the Company’s executive officers are eligible to receive with respect to 2012:

Name and Title	Discretionary Bonus	Non-equity Incentive Compensation for Achievement of Company Performance Goals
	(Maximum)	(Threshold)	(Maximum)
James R. Heistand President and Chief Executive Officer	$180,000	$36,000	$180,000
Richard G. Hickson IV Executive Vice President, Chief Financial Officer and Assistant Secretary	$81,250	$16,250	$81,250
James M. Ingram Executive Vice President and Chief of Sales and Business Development	$66,250	$13,250	$66,250

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M. Jayson Lipsey Executive Vice President and Chief Operating Officer	$75,000	$15,000	$75,000
David R. O’Reilly Executive Vice President and Chief Investment Officer	$81,250	$16,250	$81,250
Mandy M. Pope Executive Vice President, Chief Accounting Officer and Secretary	$62,500	$12,500	$62,500
Henry F. Pratt III Executive Vice President and Head of Asset Management and Third Party Services	$81,200	$16,240	$81,200

Long-Term Equity Incentive

On February 14, 2012, the Committee approved an additional 21,900 time-based long-term equity incentive awards to officers of the Company, including awards to the Company’s named executive officers.  The time-based awards will vest 25% on each of February 14, 2013, 2014, 2015 and 2016.

The additional time-based long-term equity incentive awards that the Company’s executive officers are eligible to receive are as follows:
Name
Time-Based Awards
Richard G. Hickson IV	2,700
M. Jayson Lipsey	2,700
James M. Ingram	1,620
David R. O’Reilly	2,700
Mandy M. Pope	1,620

Item 9.01.                      Financial Statements and Exhibits.

(d) Exhibits

10.1	Form of Restricted Share Agreement for FOCUS Plan Time-Based Awards (incorporated by reference to Exhibit 10.1 to the Company’s Form 8-K filed July 15, 2010).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:           February 15, 2012

PARKWAY PROPERTIES, INC.

By: /s/ Mandy M. Pope
Mandy M. Pope
Executive Vice President, Chief Accounting Officer and Secretary

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